UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

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IMPORTANT NOTICE	CONTROL NUMBER: «column0»

REGARDING THE AVAILABILITY OF PROXY MATERIALS

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 29, 2021 ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

***EXERCISE YOUR RIGHT TO VOTE**
MEETING TYPE:	ANNUAL MEETING OF STOCKHOLDERS
FOR HOLDERS AS OF:	AUGUST 2, 2021
DATE:	SEPTEMBER 29, 2021	TIME: 9:00 A.M. PACIFIC DAYLIGHT TIME
LOCATION:	3242 S. HALLADAY ST., SUITE 202, SANTA ANA, CA 92705.

---BEFORE YOU VOTE ---
HOW TO VIEW OR REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL 1-619-664-4780	FAX: SEND THIS CARD TO 760-452-4423	VIEW MATERIALS ONLINE VIA THE INTERNET: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/ and follow the on-screen instructions.	EMAIL: proxy@wcsti.com INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE SEPTEMBER 12, 2021.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/

---HOW TO VOTE---
VOTE BY INTERNET	TO VOTE BY INTERNET, GO TO HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/ BEFORE 11:59 P.M. EASTERN TIME SEPTEMBER 28, 2021 USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE.
VOTE IN PERSON	IF YOU CHOOSE TO VOTE THESE SHARES IN PERSON AT THE MEETING, YOU MUST REQUEST A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A VOTING INSTRUCTION FORM.
VOTE BY MAIL	YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A VOTING INSTRUCTION FORM.

The purposes of this meeting are as follows:
1.	TO ELECT THE FIVE (5) DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS;
2.	TO RATIFY THE APPOINTMENT OF MARCUM LLP (“MARCUM”) AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021;
3.

TO HOLD A NON-BINDING STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT UNDER THE SECTION TITLED “EXECUTIVE COMPENSATION,” INCLUDING THE COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES THEREIN, REQUIRED BY ITEM 402 OF SECURITIES AND EXCHANGE COMMISSION REGULATION S-K (A “SAY-ON-PAY” VOTE); AND

4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON AUGUST 2, 2021 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD